                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 2, 1998



                       THE WASHINGTON WATER POWER COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                           1-3701                    91-0462470
-------------------------------             -----------               ----------------
(State or other jurisdiction of             (Commission               (I.R.S. Employer
incorporation or organization)              File Number)             Identification No.)


1411 East Mission Avenue, Spokane, Washington                       99202-2600
---------------------------------------------                       ----------
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:               509-489-0500
                                                                  ------------


                                      None
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION


A copy of the press release announcing the appointment of a new Chief Executive Officer is attached hereto as Exhibit 99 and is incorporated herein by reference.



                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE WASHINGTON WATER POWER COMPANY
                                                    (Registrant)



Date:     June 4, 1998                             /s/ Jon E. Eliassen
                                                -------------------------------
                                                       Jon E. Eliassen
                                                  Senior Vice President, Chief
                                                 Financial Officer and Treasurer
                                                   (Principal Accounting and
                                                      Financial Officer)

                                                                      EXHIBIT 99


[WASHINGTON WATER POWER LOGO]


                                                                    NEWS RELEASE



                                                          FOR IMMEDIATE RELEASE:
                                                          June 2, 1998

CONTACT:  Media Contacts: Patrick Lynch-(509) 482-4246
          e-mail:  plynch@wwpco.com or
                          Dana Anderson--(509) 482-4174
          e-mail: danderson@wwpco.com
          Investment Community Contact: Diane Thoren--(509) 482-4331 e-mail: dthoren@wwpco.com

  T.M. MATTHEWS SELECTED TO LEAD WASHINGTON WATER POWER AS NEW CHAIRMAN AND CEO
      MATTHEWS BRINGS 30 YEARS OF DIVERSE ENERGY INDUSTRY EXPERIENCE TO HIS
                                  NEW POSITION

SPOKANE, WASH.: The Board of Directors of Washington Water Power (NYSE:WWP) today announced the selection of T.M. "TOM" MATTHEWS as the company's new chairman of the board and chief executive officer, effective July 1, 1998. Matthews will become only the fourth person to serve as Washington Water Power's board chairman since the company emerged from holding company control in the early 1950s.

      Today's announcement culminates a nine-month search and recruitment process, which was initiated by Washington Water Power's board last August when current Chairman of the Board and Chief Executive Officer Paul A. Redmond announced his intention to retire.

      Since December 1996, Matthews has served as the president of Houston-based NGC Corporation (NYSE:NGL). His direct responsibilities have included oversight of NGC's worldwide operations, including Warren Petroleum Company, Limited Partnership, NGC's gas liquids subsidiary; NGC Global Energy, Inc., the company's international division; Destec Energy, the company's power division; and the corporate merger and acquisition, legal, regulatory, and information technology functions. NGC is a leading gatherer, processor, transporter, and marketer of energy products and services in North America.

      "Tom Matthews possesses all the qualities and capabilities we were searching for when we began this process in August of last year," said David A. Clack, a Washington Water Power board member and current chairman of the board selection committee. "We attracted an incredibly strong pool of candidates, and we were able to do that because of Washington Water Power's reputation for excellence and the company's strong position in the marketplace. We could not be more pleased to have a person of Tom Matthews' caliber leading our organization."

      Clack said the search for the new chairman and chief executive officer was focused in three distinct areas: Candidates with energy-related business experience were considered as were candidates with background in deregulated businesses, such as the telecommunications and airline industries. The committee also considered candidates involved in successful businesses operating in highly competitive arenas, he said.

      Matthews said he plans to join Washington Water Power full-time by July 1, after wrapping up business affairs with NGC Corporation and taking care of other personal business in Houston.

      "I'm very much looking forward to this challenge, Matthews said. "The opportunity to become involved in an organization the quality of Washington Water Power does not come along very often. This company has a long history of industry leadership, employee innovation, and commitment to the communities it serves. I will look to build on those existing attributes and develop new capabilities focused on strengthening the company's current position and expanding the company's presence in new markets in its regulated and non-regulated businesses."

      Matthews replaces Redmond as board chairman and chief executive officer, positions Redmond has held for the past thirteen years. Under Redmond's leadership, Washington Water Power revenues nearly tripled, assets almost doubled, market capitalization increased by almost $1 billion, and total annual return to shareholders over those 13 years averaged 26 percent. Redmond will retire after 33 years with the company, but has promised to assist in ensuring a smooth leadership transition.

      "I have considered it an honor to be associated with Washington Water Power for the past 33 years," Redmond said. "Throughout my career, I've been fortunate to work with people of great skill and energy, and I've been privileged to have had the opportunity to lead the company through exciting and challenging times. But now is the time for me to step aside and allow Tom Matthews to lead our company to new heights of performance and success."

      "Paul Redmond's imprint on Washington Water Power, the communities it serves, and the utility industry has been significant," Clack said. "He leaves the company in a position of strength and well-prepared to meet the challenges of a changing utility industry."

      Prior to his time with NGC, Matthews held the position of vice president of Texaco, Inc., president of Texaco's Global Gas and Power Division, and president and chief executive officer of Texaco Natural Gas, where he was responsible for worldwide power, natural gas processing, gas liquids, gas pipelines, and gas sales and marketing operations.

      Matthews also held positions in Texaco as vice president of gas for Texaco U.S.A and president of Texaco Refining and Marketing, Inc.

      Prior to joining Texaco, Matthews spent eight years at Tenneco as president of Tennessee Gas Pipeline Company and executive vice president of Tenneco Gas. He also spent 16 years with Exxon in various domestic and international engineering, management, and executive positions.

      Matthews received a bachelor of science degree in civil engineering from Texas A&M University in 1965. He has completed postgraduate training in petroleum and natural gas engineering at the University of Oklahoma and executive business training at Stanford and Columbia Universities.

      Matthews serves on the executive board of the Houston Business Council, The Music Hall Foundation, The Hospice at the Texas Medical Center, as well as a number of other organizations, including the Advisory Council for Texas A&M University.

      Matthews and his wife, Sherry, are the parents of two grown daughters, Stephanie and Leslie.

      A copy of this news release and an electronic photo file are available via Company News on Call Plus at http://www.prnewswire.com.

      Washington Water Power, with annual revenues of $1.6 billion, is an energy services company with regulated and non-regulated operations located throughout the United States. Washington Water Power also operates Avista Corp., which owns all the company's non-regulated energy and non-energy businesses. Avista companies include Pentzer Corporation, Avista Energy, and Avista Advantage. Washington Water Power stock is traded under the ticker symbol "WWP."



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